UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2017, NuVasive, Inc. (the “Company”) entered into warrant termination agreements (the “Termination Agreements”) with each of Goldman, Sachs & Co. LLC (f/k/a Goldman, Sachs & Co.) (“Goldman”) and Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Bank of America”), to terminate outstanding warrants to purchase shares of the Company’s common stock (the “Common Stock”) that were issued to Goldman and Bank of America pursuant to letter agreements between the Company and each of Goldman and Bank of America, dated as of June 22, 2011 and June 24, 2011 (the “Base Warrant Transactions”).

The Base Warrant Transactions were entered into in connection with the issuance by the Company in June 2011 of its 2.75% convertible senior notes due July 1, 2017 (the “Notes”).  In June 2011, in connection with the issuance of the Notes, the Company also entered into letter agreements with each of Goldman and Bank of America with respect to call options that expire on July 1, 2017.  Pursuant to the terms of the Base Warrant Transactions, the warrants were scheduled to expire daily commencing on September 29, 2017 and continuing for a period of 80 trading days thereafter.

Pursuant to the terms of the Termination Agreements, warrants with respect to an aggregate of 9,553,096 shares of Common Stock will be terminated. In consideration of the termination of these warrants, the Company will deliver shares of Common Stock to Goldman and Bank of America, the number of which will be determined based on the daily volume-weighted average price of the Common Stock during a period of trading days expected to end no later than July 26, 2017. The shares of Common Stock issuable under the Termination Agreements are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Termination Agreements with each of Goldman and Bank of America are qualified in their entirety by reference to the full text of the Termination Agreements, copies of which will be filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.  Copies of the Base Warrant Transactions were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2011.

Item 1.02.Termination of a Material Definitive Agreement.

The information required by Item 1.02 is contained in Item 1.01 of this Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by Item 3.02 is contained in Item 1.01 of this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuVasive, Inc.

	By:	/s/ Quentin S. Blackford
Quentin S. Blackford
Date: May 30, 2017		Executive Vice President and Chief Financial Officer, Head of Strategy and Corporate Integrity